LEASES	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
LEASES	LEASES
The Company enters into lease agreements for real estate that is primarily used for office space in the ordinary course of business. These leases are accounted for as operating leases, whereby lease expense is recognized on a straight-line basis over the term of the lease. Most leases include an option to extend or renew the lease term. The exercise of the renewal is at the Company’s discretion. The operating lease liability includes lease payments related to options to extend or renew the lease term if the Company is reasonably certain of exercising those options. The Company, in determining the present value of lease payments utilizes either the rate implicit in the lease if that rate is readily determinable or the Company’s incremental secured borrowing rate commensurate with terms of the underlying lease.
Supplemental information related to operating leases is as follows for the periods indicated:

	Year Ended December 31,
(Dollars in millions)	2025	2024
Lease expense incurred:
Operating lease cost	$36	$32

	At December 31,
(Dollars in millions)	2025	2024
Operating lease right of use assets (1)	$176	$108
Operating lease liabilities (1)	196	126
(1) Operating lease right of use assets and operating lease liabilities are included within other assets and other liabilities on the Company’s consolidated balance sheets, respectively.

	Year Ended December 31,
(Dollars in millions)	2025	2024
Operating cash flows from operating leases	$(24)	$(24)

	At December 31,
	2025	2024
Weighted average remaining operating lease term	10.7 years	9.2 years
Weighted average discount rate on operating leases	4.62%	4.14%
Maturities of the existing lease liabilities are expected to occur as follows:

(Dollars in millions)	As of December 31,
2026	$28
2027	27
2028	24
2029	23
2030	21
Thereafter	125
Undiscounted lease payments	247
Less: present value adjustment	51
Total operating lease liability	$196
(Some amounts may not reconcile due to rounding.)